SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 10, 2003




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                     000-21507               11-2723423
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

     The following exhibit is furnished as part of this report:


         Exhibit Number     Description

         99.1 Transcript of the Company's first quarter 2003 financial results conference call and simultaneous webcast held on April 10, 2003.



Item 12.    Results of Operations and financial Condition


     On April 10, 2003, the Company issued a press release regarding financial results for its first quarter of fiscal 2003, ending March 30, 2003. At 2 PM Pacific Time, the Company held a conference call and simultaneous webcast in which Bruce C. Edwards, the Company's President and Chief Executive Officer and Kevin T. Michaels, the Company's Senior Vice President, Finance and Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's first quarter of 2003, ending March 30, 2003. A copy of the transcript of the conference call presentation is being furnished as Exhibit
99.1 to this Current Report on Form 8-K. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated April 10, 2003.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    April 11, 2003                    POWERWAVE TECHNOLOGIES, INC
       --------------------

                                By:           /s/ KEVIN T. MICHAELS
                                    -----------------------------------------
                                                Kevin T. Michaels
                                       Senior Vice President, Finance and
                                             Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit Number      Description


99.1 Transcript of the Company's first quarter 2003 financial results conference call and simultaneous webcast held on April 10, 2003.








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